UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CBS Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

***  Exercise Your Right to Vote  ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 19, 2017.

CBS CORPORATION

VOTING CLASS A COMMON STOCK

51 W. 52ND STREET

NEW YORK, NY 10019

Meeting Information

Meeting Type:    Annual

For holders as of:    March 24, 2017

Date: May 19, 2017        Time: 10:00 A.M., EDT

Location:	The Museum of Modern Art
The Ronald S. and Jo Carole Lauder entrance
11 West 53rd Street (between Fifth and Sixth Avenues) New York, New York 10019

To obtain directions to attend the meeting,

please call (212) 975-8745 or visit www.proxyvote.com.

You are receiving this communication because you hold shares of CBS Corporation Class A Common Stock.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT FORM 10-K LETTER TO STOCKHOLDERS

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2017 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: To attend the Annual Meeting, you will need an admission ticket issued by CBS Corporation. Please check the Proxy Statement for instructions on how to obtain an admission ticket. At the Annual Meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL LISTED DIRECTOR NOMINEES.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” MATTERS 2 AND 3.

2.    Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2017.

3.    Advisory vote to approve the Company’s named executive officer compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EVERY “3 YEARS” ON MATTER 4.

4.    Advisory vote on the frequency of holding an advisory vote on the Company’s named executive officer compensation.

1.      The election of 13 directors:

Nominees:

1a.    David R. Andelman

1b.    Joseph A. Califano, Jr.

1c.    William S. Cohen

1d.    Gary L. Countryman

1e.    Charles K. Gifford

1f.    Leonard Goldberg

1g.    Bruce S. Gordon

1h.    Linda M. Griego

1i.     Arnold Kopelson

1j.     Martha L. Minow

1k.    Leslie Moonves

1l.     Doug Morris

1m.   Shari Redstone

Important Notice Regarding the Availability of Materials for the

Shareholder Meeting to Be Held on May 19, 2017

CBS CORPORATION

NON-VOTING CLASS B COMMON STOCK

51 W. 52ND STREET

NEW YORK, NY 10019

Meeting Information

Meeting Type:    Annual

For holders as of:    March 24, 2017

Date: May 19, 2017        Time: 10:00 A.M., EDT

Location:	The Museum of Modern Art
The Ronald S. and Jo Carole Lauder entrance
11 West 53rd Street (between Fifth and Sixth Avenues) New York, New York 10019

To obtain directions to attend the meeting,

please call (212) 975-8745 or visit www.materialnotice.com.

You are receiving this communication because you hold securities in the company listed above. The company has released informational materials that are now available for your review. This notice provides instructions on how to access CBS CORPORATION materials for informational purposes only.

You may view the materials online at www.materialnotice.com and easily request a paper or e-mail copy (see reverse side).

See the reverse side for instructions on how to access materials.

—  How to Access the Materials  —

Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT FORM 10-K LETTER TO STOCKHOLDERS

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.materialnotice.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

THIS NOTICE WILL ENABLE YOU TO ACCESS

MATERIALS FOR INFORMATIONAL PURPOSES ONLY

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